UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2012

Cadence Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33103	41-2142317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12481 High Bluff Drive, Suite 200

San Diego, California 92130

(Address of principal executive offices, including zip code)

(858) 436-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 14, 2012, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Cadence Pharmaceuticals, Inc. (the “Company”) approved the 2011 bonus payments to be paid to the Company’s President and Chief Executive Officer (the “CEO”), Senior Vice President and Chief Financial Officer (the “CFO”) and its three other most highly compensated executive officers (collectively with the CEO and CFO, the “NEOs”).

Under the terms of the Company’s 2011 Corporate Bonus Plan, each of the NEOs is eligible to receive a bonus ranging from zero to 150% of his or her target bonus. The target bonus for Theodore R. Schroeder, the Company’s CEO, was equal to 75% of his base salary, and the bonus award was based entirely upon the Company’s achievement of its corporate performance goals for 2011. For the Company’s other NEOs, the target bonus was equal to 40% of base salary, and the bonus award was based 75% on the achievement of corporate performance goals and 25% on individual performance for 2011. The Compensation Committee determined that the Company’s achievement level relative to its 2011 corporate performance goals was 65% for purposes of the bonus calculations.

As part of the Company’s efforts to align executive compensation with the long-term financial interests of the Company’s stockholders, the Compensation Committee determined that the CEO and CFO’s 2011 bonuses will be paid entirely in stock options, and the 2011 bonuses of the other NEOs will be paid half in cash and half in stock options. The number of stock options to be granted to each NEO was determined by converting the value of the bonus to be paid in the form of stock options into stock options with an equivalent Black-Scholes value. The stock options granted in connection with the 2011 bonuses will vest six months after the grant date provided that the NEOs continue to provide services to the Company. The 2011 bonuses approved by the Compensation Committee are as follows:

		2011 Bonus
Name	Title	Cash	Options
Theodore R. Schroeder	President and Chief Executive Officer	$0	164,074
William R. LaRue	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	$0	62,949
James B. Breitmeyer	Executive Vice President and Chief Medical Officer	$58,523	36,577
Scott A. Byrd	Senior Vice President and Chief Commercial Officer	$49,052	30,657
Hazel M. Aker	Senior Vice President, General Counsel and Secretary	$52,572	32,857

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE PHARMACEUTICALS, INC.

By:	/s/ William R. LaRue
William R. LaRue
Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: March 16, 2012